UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

September 4, 2008
Date of Report (date of Earliest Event Reported)

CHINA TEL GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

NEVADA		98-0489800
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

8105 Irvine Center Drive, Suite 800, Irvine, CA 92618
 (Address of principal executive offices and zip code)

(949) 585-0222
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

As of September 4, 2008, ChinaTel Group, Inc. (the “Company”) announced the appointment of Aspen Stock Transfer Agency, Inc., a Nevada corporation (“Aspen”) to serve as the Company’s transfer agent and registrar.  Such appointment of Aspen is to replace Holladay Stock Transfer as the Company’s transfer agent.  Attached hereto as Exhibit 99.1 is a copy of the Press Release as issued by the Company to announce such appointment.

Item 9.01                      Exhibits

99.1           Press Release

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINATEL GROUP, INC.

Date: September 8, 2008	By:	/s/ George Alvarez
Name: George Alvarez
Title: CEO